Investment and Other (Loss) Income (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Investment And Other Loss Income [Abstract]
Disclosure of finance income (cost) [Table Text Block]
	Year Ended December 31,
	2021	2020
(Loss) gain from investment in marketable securities (Note 14(a))	($2,054)	$1,973
Loss on write-down of plant and equipment(1)(2)	(2,501)	—
Gain from investment in silver futures derivatives	532	2,079
Interest income and other	1,075	1,075
	($2,948)	$5,127
(1) In March 2021, the Company entered into an agreement with Condor Gold PLC ("Condor") to sell its AG Mill equipment for gross proceeds of $6.5 million, including $3.5 million in cash and $3.0 million in common shares of Condor. During the year ended December 31, 2021, the Company completed the sale and recognized a loss of $2.1 million, being the difference between the proceeds of disposal and the carrying amount of the project's net assets, as loss on write-down of plant and equipment.
(2) In May 2021, the Company entered into an agreement with Capstone Mining Corp. to sell certain mill equipment for gross proceeds of $6.4 million in cash, of which $5.7 million has been received as at December 31, 2021. No gain or loss was recognized as part of this transaction as the equipment was sold at cost.